SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation)

1-06152	13-2614959
(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212 - 495 - 1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Seven exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-116460, 333-116460-01, 333-116460-02 and 333-116460-03) filed by The Bank of New York Company, Inc. (the “Company”) with the Securities and Exchange Commission covering the Company’s Senior Subordinated Medium-Term Notes, Series G and Senior Medium-Term Notes, Series F (collectively, the “Notes”), issuable under an Indenture, dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company, National Association, as successor Trustee (the “Senior Subordinated Indenture”) and an Indenture, dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, respectively (the “Senior Indenture” and together with the Senior Subordinated Indenture, the “Indentures”). The exhibits consist of the form of Distribution Agreement, dated September 10, 2004, among the Company, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and BNY Capital Markets, Inc., as Agents (the “Distribution Agreement”); the Forms of Notes; Officers’ Certificates pursuant to Section 301 of the Indentures; and the opinion of counsel as to the legality of the Notes.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

1	Form of Distribution Agreement, dated September 10, 2004 among the Registrant, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and BNY Capital Markets, Inc., as Agents.

4.1	Form of Registrant’s Global Medium Term Fixed Rate Note.

4.2	Form of Registrant’s Global Medium Term Floating Rate Note.

4.3	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture.

4.4	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture.

5	Opinion of Paul A. Immerman, Esq.

23	Consent of Paul A. Immerman, Esq. (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004

The Bank of New York Company, Inc.

By:	/S/ BRUCE VAN SAUN
Name:	Bruce Van Saun
Title:	Senior Executive Vice President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1	Form of Distribution Agreement, dated September 10, 2004 among the Registrant, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and BNY Capital Markets, Inc., as Agents

4.1	Form of Registrant’s Global Medium-Term Fixed Rate Note.

4.2	Form of Registrant’s Global Medium-Term Floating Rate Note

4.3	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Subordinated Indenture.

4.4	Officers’ Certificate pursuant to Sections 201 and 301 of the Senior Indenture.

5	Opinion of Paul A. Immerman, Esq.

23	Consent of Paul A. Immerman, Esq. (included in Exhibit 5)